UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 19, 2015

Juniper Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34501	770422528
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1133 Innovation Way, Sunnyvale, California	94089
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 745-2000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Juniper Networks, Inc. 2015 Equity Incentive Plan

The Board of Directors (the “Board”) of Juniper Networks, Inc. (the “Company”) previously adopted on March 27, 2015, subject to stockholder approval, the Company’s 2015 Equity Incentive Plan (the “Equity Plan”). The Company’s stockholders approved the Equity Plan at the 2015 Annual Meeting of Stockholders held on May 19, 2015 (the “Annual Meeting”). The Company’s grant authority under the Company’s 2006 Equity Incentive Plan (the “2006 Plan”) terminated at that time.

The number of shares that will initially be made available for award grants under the Equity Plan will equal the number of shares that are available for award grants under the 2006 Plan on the date of the Annual Meeting, up to a maximum of 38,000,000 shares. In addition, any shares subject to outstanding awards under the 2006 Plan or the Juniper Networks, Inc. 1996 Stock Incentive Plan (the “1996 Plan”) that expire, are cancelled or otherwise terminate at any time after the Annual Meeting will also be available for award grant purposes under the Equity Plan, up to a maximum of 29,000,000 shares.

Additional details of the Equity Plan are included in the Company’s 2015 proxy statement, which was filed with the Securities and Exchange Commission on April 7, 2015, under the heading “Proposal No. 3 – Approval of Juniper Networks, Inc. 2015 Equity Incentive Plan”. The above description of the Equity Plan does not purport to be complete and is qualified in its entirety by reference to the Equity Plan, a copy of which is filed as Exhibit 10.1 and incorporated herein by reference.

Grants under the Equity Plan will be made pursuant to the Company’s Restricted Stock Unit Agreement, the Company’s Performance Share Agreement and the Company’s Stock Option Agreement, forms of which are filed as Exhibits 10.2, 10.3 and 10.4, respectively, and incorporated herein by reference.

Juniper Networks, Inc. 2008 Employee Stock Purchase Plan

In addition, at the Annual Meeting, the Company’s stockholders approved an amendment and restatement to the Juniper Networks, Inc. 2008 Employee Stock Purchase Plan (the “ESPP”) to increase the maximum number of shares of common stock available for sale under the ESPP by seven million (7,000,000) shares. The ESPP was previously adopted by the Board on March 27, 2015, subject to approval by the Company’s stockholders at the Annual Meeting.

Additional details of the ESPP are included in the Company’s 2015 proxy statement, which was filed with the Securities and Exchange Commission on April 7, 2015, under the heading “Proposal No. 4 – Approve an amendment and restatement to the Juniper Networks, Inc. 2008 Employee Stock Purchase Plan”. The above description of the ESPP does not purport to be complete and is qualified in its entirety by reference to the ESPP, a copy of which is filed as Exhibit 10.5 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 19, 2015, Section 3.2 of the Amended and Restated Bylaws of the Company were amended to decrease the size of the Board from 12 members to 10 members (as amended, the “Amended Bylaws”).

The foregoing description of the Amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is filed as Exhibit 3.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on May 19, 2015, at which the Company’s stockholders voted upon the following proposals described in the Company’s 2015 proxy statement, which was filed with the Securities and Exchange Commission on April 7, 2015: (1) to elect ten directors; (2) to ratify the appointment of Ernst & Young LLP, an independent registered public accounting firm, as auditors for the fiscal year ending December 31, 2015; (3) to approve the Equity Plan, including approval of its material terms and performance goals for purposes of Internal Revenue Code Section 162(m); (4) to approve an amendment and restatement to the ESPP to increase the maximum number of shares available for sale thereunder by 7,000,000 shares; and (5) a non-binding advisory vote regarding executive compensation.

All nominated directors were elected, and the other proposals were approved by the required stockholder vote. The final number of shares voted with respect to each proposal is as set forth below.

(1) Proposal for election of directors*:

Robert M. Calderoni

For: 312,598,855; Against: 2,202,347; Abstain: 296,792

Gary Daichendt

For: 302,599,540; Against: 12,203,251; Abstain: 295,203

Kevin DeNuccio

For: 274,498,532; Against: 40,304,771; Abstain: 294,691

James Dolce

For: 290,182,539; Against: 24,732,319; Abstain: 183,136

Mercedes Johnson

For: 310,206,047; Against: 4,600,300; Abstain: 291,647

Scott Kriens

For: 283,908,292; Against: 31,013,062; Abstain: 176,640

Rahul Merchant

For: 303,070,438; Against: 11,826,118; Abstain: 201,438

Rami Rahim

For: 308,675,441; Against: 4,254,535; Abstain: 2,168,018

Pradeep Sindhu

For: 285,753,724; Against: 29,179,128; Abstain: 165,142

William R. Stensrud

For: 287,360,534; Against: 27,447,920; Abstain: 289,540

*results exclude 35,809,389 broker non-votes

(2) Proposal to ratify Ernst & Young LLP as auditors for the fiscal year ending December 31, 2015:

For: 346,329,007; Against: 4,395,912; Abstain: 182,464

(3) Proposal to approve the Equity Plan, including approval of its material terms and performance goals for purposes of Internal Revenue Code Section 162(m)*:

For: 225,940,517; Against: 88,964,847; Abstain: 192,630

*results exclude 35,809,389 broker non-votes

(4) Proposal to approve an amendment and restatement to the ESPP to increase the maximum number of shares available for sale thereunder by 7,000,000 shares*:

For: 312,552,940; Against: 1,198,043; Abstain: 1,347,011

*results exclude 35,809,389 broker non-votes

(5) Proposal to approve a non-binding advisory resolution on the compensation of the named executive officers of the Company*:

For: 301,143,629; Against: 12,549,740; Abstain: 1,404,625

*results exclude 35,809,389 broker non-votes

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Juniper Networks, Inc. (incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on Form S-8, File No. 333-204297, dated May 19, 2015).

10.1	Juniper Networks, Inc. 2015 Equity Incentive Plan (incorporated by reference to Exhibit 4.3 to the Company’s Registration Statement on Form S-8, File No. 333-204297, dated May 19, 2015)++

10.2	Form of Restricted Stock Unit Agreement effective as of May 19, 2015++

10.3	Form of Performance Share Agreement effective as of May 19, 2015++

10.4	Form of Stock Option Agreement effective as of May 19, 2015++

10.5	Juniper Networks, Inc. 2008 Employee Stock Purchase Plan, as amended and restated (incorporated by reference to Exhibit 4.4 to the Company’s Registration Statement on Form S-8, File No. 333-204297, dated May 19, 2015)++

++	Indicates management contract or compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Juniper Networks, Inc.

Date: May 20, 2015	By:	/s/ Mitchell L. Gaynor
	Name:	Mitchell L. Gaynor
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Juniper Networks, Inc. (incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on Form S-8, File No. 333-204297, dated May 19, 2015).

10.1	Juniper Networks, Inc. 2015 Equity Incentive Plan (incorporated by reference to Exhibit 4.3 to the Company’s Registration Statement on Form S-8, File No. 333-204297, dated May 19, 2015)++

10.2	Form of Restricted Stock Unit Agreement effective as of May 19, 2015++

10.3	Form of Performance Share Agreement effective as of May 19, 2015++

10.4	Form of Stock Option Agreement effective as of May 19, 2015++

10.5	Juniper Networks, Inc. 2008 Employee Stock Purchase Plan, as amended and restated (incorporated by reference to Exhibit 4.4 to the Company’s Registration Statement on Form S-8, File No. 333-204297, dated May 19, 2015)++

++	Indicates management contract or compensatory plan, contract or arrangement.